                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579

                                    FORM 8-K
                                 CURRENT REPORT

                             ---------------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 8, 1997

                         First Nationwide Holdings Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                    33-82654                  13-3778552
(State or other              (Commission              (IRS Employer
jurisdiction of               File Number)          Identification No.)
 incorporation)


35 East 62nd Street, New York, New York                    10021
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:(212) 572-8600

                  38 East 63rd Street, New York, New York 10021
         (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

            As previously disclosed in the Annual Report on Form 10-K for the year ended December 31, 1996 of First Nationwide Holdings Inc. (the "Company"), on January 3, 1997, the Company acquired 100% of the outstanding stock of Cal Fed Bancorp Inc. ("Cal Fed") and its subsidiary, California Federal Bank, A Federal Savings Bank ("California Federal"). On January 3, 1997, the Company's subsidiary, First Nationwide Bank, A Federal Savings Bank, was merged with and into California Federal. Concurrent with such merger, Cal Fed was liquidated. The consolidated financial statements of Cal Fed as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 and the independent auditors' report thereon have been included in Exhibit 99.1 hereto and are incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

                    (c) Exhibits.

                        23.1   Consent of Independent Auditors.

                        99.1   Audited Consolidated Financial State-
                               ments of Cal Fed Bancorp Inc. and its
                               Subsidiaries.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST NATIONWIDE HOLDINGS INC.


Dated: April 8, 1997
                                                  By: /s/ Laurence Winoker
                                                     --------------------------
                                                      Name: Laurence Winoker
                                                      Title: Vice President and
                                                             Controller

                                 EXHIBIT INDEX

Exhibit No.             Document                                      Page No.
-----------             --------                                      --------

23.1                    Consent of Independent Auditors.

99.1                    Audited Consolidated Financial
                        Statements of Cal Fed Bancorp Inc.
                        and its Subsidiaries.